Exhibit 99.2

Contacts
Media
Ted Lowen, Engelhard Corp.
732-205-6360

Investor Relations
Gavin A. Bell, Engelhard Corp.
732-205-6313
Ref. #C1430
or
Dan Katcher / Eden Abrahams
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449

Engelhard Corporation
101 Wood Avenue,
P.O. Box 770
For immediate release	Iselin, NJ 08830

Engelhard Comments on BASF's Unsolicited Tender Offer
as Stockholders Tender Less Than 1% of Outstanding Shares

ISELIN, N.J., Feb 06, 2006 (BUSINESS WIRE) -- Engelhard Corporation (EC), one of the largest surface and materials science companies in the world, today issued the following statement in response to BASF's (BF) announcement that less than one percent of Engelhard's outstanding shares were tendered into BASF's unsolicited tender offer:

"We believe that the response to BASF's unsolicited tender offer demonstrates that Engelhard stockholders recognize the offer is inadequate and that our exploration of strategic alternatives has the potential to create value greater than BASF's offer. We appreciate the continued support of our stockholders as we seek to maximize value on their behalf."

Engelhard's board unanimously recommends that stockholders reject BASF's unsolicited offer.

Engelhard Corporation is a surface and materials science company that develops technologies to help customers improve their products and processes. A Fortune 500 company, Engelhard is a world-leading provider of technologies for environmental, process, appearance and performance applications. For more information, visit Engelhard on the Internet at www.engelhard.com.

Forward-Looking Statements: This announcement contains forward-looking statements. There are a number of factors that could cause Engelhard's actual results to vary materially from those projected in the forward-looking statements. For a more thorough discussion of these factors, please refer to "Forward-Looking Statements" (excluding the first and last sentence thereof) on page 30 of Engelhard's 2004 Form 10-K, dated March 11, 2005, and Exhibit (a)(11) to Amendment No. 2 to the Company's Schedule 14D-9 (Investor Presentation entitled "Engelhard Response to BASF Offer") (excluding the last paragraph of page 33 thereof), filed on February 2, 2006.

Additional Information and Where To Find It: This announcement does not constitute an offer or invitation to purchase nor a solicitation of an offer to sell any securities of Engelhard. In connection with the proposed transaction, BASF filed a Tender Offer Statement on Schedule TO on January 9, 2006, which has been amended (the "Tender Offer Statement"). Engelhard has filed certain materials with the SEC, including a Solicitation/Recommendation Statement on Schedule 14D-9, which has been amended (the "Schedule 14D-9"). Engelhard plans to file with the SEC and mail to its share-holders a Proxy Statement on Form 14A relating to the 2006 annual meeting of shareholders and the election of directors (the "2006 Proxy Statement"). Information regarding the names of Engelhard's directors and executive officers and their respective interests in Engelhard by security holdings or otherwise is set forth in Engelhard's Proxy Statement relating to the 2005 annual meeting of shareholders ("2005 Proxy Statement"). Additional information regarding the interests of such potential participants will be included in the 2006 Proxy Statement and other relevant documents to be filed with the SEC in connection with Engelhard's 2006 annual meeting of stockholders that will be filed with the SEC.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THESE MATERIALS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the Tender Offer Statement, Schedule 14D-9, 2005 Proxy Statement, 2006 Proxy Statement (when it is filed and becomes available) and other documents filed by Engelhard or BASF with the SEC at the SEC's website at http://www.sec.gov. In addition, investors and security holders may obtain a free copy of each of the Schedule 14D-9, 2005 Proxy Statement and 2006 Proxy Statement (when it is filed and becomes available), as well as Engelhard's related filings with the SEC, from Engelhard by directing a request to Engelhard Corporation, 101 Wood Avenue, Iselin, New Jersey 08830, Attention: Investor Relations or at 732-205-5000.

Copies of Engelhard's letter to stockholders and Schedule 14D-9 may also be obtained from MacKenzie Partners, Inc. by calling 1-800-322-2885 toll free or at 1-212-929-5500 collect or by e-mail at Engelhard@mackenziepartners.com.

SOURCE: Engelhard Corporation

Engelhard Corp.
Media
Ted Lowen, 732-205-6360
or
Investor Relations
Gavin A. Bell, 732-205-6313
Ref. #C1435
or
Joele Frank, Wilkinson Brimmer Katcher
Dan Katcher / Eden Abrahams
212-355-4449